BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

BlackRock Wealth Liquid Environmentally Aware Fund

BlackRock Series Fund, Inc.

BlackRock Government Money Market Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Government Money Market V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 25, 2020 to the Statement of Additional Information of each Fund

Effective immediately, each Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section entitled “I. Investment Objective and Policies” or “I. Investment Objectives and Policies,” as applicable, in Part I of each Fund’s Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

LIBOR Risk	X

The section entitled “Investment Risks and Considerations” in Part II of each Fund’s Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

LIBOR Risk. A Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). A Fund’s investments may pay interest at floating rates based on LIBOR.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect instruments available for a Fund to purchase.

Shareholders should retain this Supplement for future reference.

SAI-LIB-MM1-0820SUP